SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                             FORM 8-K


            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
               OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):      March 5, 2002
                                                    _____________________


Exact Name of Registrant as
  Specified in Its Charter:    SMTEK INTERNATIONAL, INC.
                             ___________________________________


          DELAWARE                      1-8101                33-0213512
 _____________________________        ____________             _____________
State or Other Jurisdiction of        Commission            I.R.S. Employer
Incorporation or Organization        File Number          Identification No.



Address of Principal Executive Offices:     2151 Anchor Court
                                            Thousand Oaks, CA 91320
                                           _________________________

Registrant's Telephone Number, Including
 Area Code:                                    (805) 376-2595
                                             _________________________

Former Name or Former Address,
 if Changed Since Last Report:                 Not applicable
                                             _________________________




Item 5.  Other Events.

On March 5, 2002, the Company issued the attached Press Release that indicated the exploratory discussions between the Company and another company for a possible merger had ended. Both parties to the discussion decided against entering into any merger of the two companies at this time. There are no present plans for re-opening these discussions.

Exhibit 99.1 Press Release March 5, 2002

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SMTEK INTERNATIONAL, INC.

       March 5, 2002                    /s/ Kirk A. Waldron
_________________________________       _________________________________
           Date                        Kirk A. Waldron
                                       Vice President -Chief Financial Officer